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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934

                            DOMINION RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

         VIRGINIA                                      54-1229715
(State of incorporation or                   (I.R.S. employer identification
       organization)                                     number)

120 TREDEGAR STREET, RICHMOND, VIRGINIA                           23219
(Address of principal executive offices)                        (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. |X|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. |_|

Securities Act registration statement file number to which this form relates:
333-55904

Securities to be registered pursuant to Section 12(b) of the Act:

                                                  Name of each exchange on which
Title of each class to be so registered           each class is to be registered
---------------------------------------           ------------------------------
  Upper DECS Equity Income Securities                 New York Stock Exchange
          Corporate Units4

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                (Title of Class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information set forth in the section entitled "Description of the Equity Income Securities" in the Company's prospectus supplement, dated March 13, 2002 (the "Prospectus Supplement"), to the Company's prospectus, dated March 2, 2001 (the "Prospectus"), filed on March 18, 2002 with the Securities and Exchange Commission pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended (the "Securities Act"), is incorporated herein by reference. The Prospectus Supplement and the Prospectus are part of the Company's Registration Statement on Form S-3 (Registration No. 333-55904).

ITEM 2.  EXHIBITS.

1. The Prospectus Supplement and the Prospectus      Incorporated herein by
                                                     reference to the Company's
                                                     Prospectus Supplement and
                                                     the Prospectus filed with
                                                     the SEC on March 18, 2002
                                                     pursuant to Rule 424(b)(5)
                                                     under the Securities Act.


2. Form of Purchase Contract Agreement               Incorporated by reference
                                                     to Exhibit 4.3 to the
                                                     Company's Form 8-K Filed
                                                     March 18, 2002 (File No.
                                                     001-08489).

3. Form of Certificate Evidencing Corporate Units    Incorporated by reference
                                                     to Exhibit 4.3 to the
                                                     Company's Form 8-K Filed
                                                     March 18, 2002 (File No.
                                                     001-08489).

4. Form of Certificate Evidencing Treasury Units     Incorporated by reference
                                                     to Exhibit 4.3 to the
                                                     Company's Form 8-K Filed
                                                     March 18, 2002 (File No.
                                                     001-08489).

5. Form of Senior Indenture                          Incorporated by reference
                                                     to Exhibit 4(iii) to the
                                                     Company's Registration
                                                     Statement on Form S-3
                                                     (Registration No.
                                                     333-55904).

6. Form of Tenth Supplemental Indenture              Incorporated by reference
                                                     to Exhibit 4.2 to the
                                                     Company's Form 8-K Filed
                                                     March 18, 2002 (File No.
                                                     001-08489).

7. Form of Senior Note                               Incorporated by reference
                                                     to Exhibit 4.2 to the
                                                     Company's Form 8-K Filed
                                                     March 18, 2002 (File No.
                                                     001-08489).

8. Form of Pledge Agreement                          Incorporated by reference
                                                     to Exhibit 4.4 to the
                                                     Company's Form 8-K Filed
                                                     March 18, 2002 (File No.
                                                     001-08489).

9. Form of Remarketing Agreement                     Incorporated by reference
                                                     to Exhibit 4.5 to the
                                                     Company's Form 8-K Filed
                                                     March 18, 2002 (File No.
                                                     001-08489).


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-A Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                           DOMINION RESOURCES, INC.



                                           /s/ James P. Carney
                                           Name: James P. Carney
                                           Title: Assistant Treasurer

Dated:  March 18, 2002